UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2005

INTERVIDEO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49809	94-3300070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46430 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 651-0888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 20, 2005, InterVideo, Inc. and its wholly-owned subsidiary, InterVideo Digital Technology Corp. (together referred to as “InterVideo”) acquired 33,284,395 shares of Ulead Systems, Inc. (“Ulead”) at 30 NT (US$0.95) per share pursuant to InterVideo’s previously-announced tender offer for the issued shares of Ulead and pursuant to stock purchase agreements with Microtek International Inc. and certain other shareholders of Ulead. Also on April 20, 2005, InterVideo acquired an additional 1,000,000 shares of Ulead at a purchase price of 30 NT (US$0.95) per share through its acquisition of a holding company, Strong Ace Limited. The aggregate purchase price for the 34,284,395 shares of Ulead was US $32.6 million and was paid in cash. Together with the shares that InterVideo purchased prior to the tender offer, InterVideo now owns a total of 48,817,395 shares of Ulead, or approximately 62.4% of the issued shares of Ulead.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c) Exhibits

Exhibit No.	Description
2.1*	Tender Offer Filing and Tender Offer Circular

10.1**	Stock Purchase Agreement dated as of March 12, 2005 among Strong Tops Limited and Strong Ace Limited and InterVideo Digital Technology Corp.

10.2 **	Tender Agreement dated as of March 12, 2005 between Microtek International Inc. and InterVideo Digital Technology Corp.

10.3**	Tender Agreement dated as of March 12, 2005 between certain persons named in Schedule 1 of the Agreement and International Digital Technology Corp.

*	Incorporated by reference to our Form 8-K filed on March 25, 2005.
**	Incorporated by reference to our Form 8-K filed on March 14, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVIDEO, INC.

By:	/s/ Randall Bambrough
Randall Bambrough Chief Financial Officer

Date: April 21, 2005

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EXHIBIT INDEX

Exhibit No.	Description
2.1*	Tender Offer Filing and Tender Offer Circular

10.1**	Stock Purchase Agreement dated as of March 12, 2005 among Strong Tops Limited and Strong Ace Limited and InterVideo Digital Technology Corp.

10.2 **	Tender Agreement dated as of March 12, 2005 between Microtek International Inc. and InterVideo Digital Technology Corp.

10.3**	Tender Agreement dated as of March 12, 2005 between certain persons named in Schedule 1 of the Agreement and International Digital Technology Corp.

*	Incorporated by reference to our Form 8-K filed on March 25, 2005.
**	Incorporated by reference to our Form 8-K filed on March 14, 2005.

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